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                                                                   EXHIBIT 10.15

FRAMEWORK AGREEMENT - FINAL VERSION



                            DATED 24 NOVEMBER, 1997



                        (1)  HERMES EUROPE RAILTEL B.V.

                        (2)  COLT TELECOM GROUP PLC



                              FRAMEWORK AGREEMENT

                                    FOR THE

                       PROVISION OF TRANSMISSION SERVICES





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FRAMEWORK AGREEMENT - FINAL VERSION


                                    CONTENTS

1.   Scope and Term of the Agreement...........................................3

2.   HER Service Offerings.....................................................3

3.   Provision of Services.....................................................4

4.   Customer Obligations......................................................4

5.   Charges and Billing.......................................................4

6.   Service Quality...........................................................5

7.   Liability.................................................................6

8.   Force Majeure.............................................................6

9.   Suspension and Early Termination..........................................7

10.  Confidentiality...........................................................8

11.  Intellectual Property Rights..............................................9

12.  Assignment................................................................9

13.  Definition and Interpretation.............................................9

14.  Entire Contract..........................................................10

15.  Variation................................................................10

16.  No Waiver................................................................10

17.  No Partnership...........................................................10

18.  Survival.................................................................10

19.  Severability.............................................................11

20.  Notices..................................................................11

21.  Dispute Resolution and Governing Law.....................................11


                                   SCHEDULES

SCHEDULE 1: SERVICE LEVEL GUARANTEES..........................................16

SCHEDULE 2: SERVICE LEVEL AGREEMENT...........................................18

SCHEDULE 3: RING SERVICE CONTRACT.............................................25



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FRAMEWORK AGREEMENT - FINAL VERSION
This Agreement made this 24th day of November 1997,

BETWEEN:

HERMES EUROPE RAILTEL B.V., a private company with limited liability, incorporated under the laws of the Netherlands, having its registered office at Strawinskylaan 305, 1077 XX. Amsterdam, the Netherlands,

(hereinafter referred to as "HER"):

and

COLT TELECOM GROUP PLC, a company incorporated under the laws of England and Wales and having its registered office at Bishopsgate Court, 4 Norton Folgate, London E1 6DQ.

(hereinafter referred to as "CUSTOMER").

WHEREAS

A. HER operates telecommunications facilities between locations in Europe for the purpose of providing cross-border transmission capacity to telecommunications operators and other service providers as a "carriers' carrier":

B. CUSTOMER is a telecommunications operator desiring to procure such capacity from HER;


NOW THEREFORE the parties hereto agree with each other as follows:

1.   SCOPE AND TERM OF THE AGREEMENT

1.1 The purpose to this Agreement is to establish the terms and conditions for the provisioning and supply of services by HER to CUSTOMER in the future through the execution of Service Contracts.

1.2 This Agreement shall enter into effect on execution by the Parties and shall continue for a term of three years except to the extent that it is extended in accordance with Clause 1.3, and provided that it has not been terminated earlier in accordance with Clause 9.

1.3 The initial term of each Service Contract shall be expressly stated therein. At the end of the initial term of a Service Contract, it shall continue in accordance with the terms of this Agreement until terminated by either party on 1 (one) year's written notice to expire at the end of the initial term or at the end of the relevant month thereafter. If a Service Contract is entered into for a term which extends beyond that stated in Clause 1.2, the terms and conditions of this Agreement shall continue in effect in relation to that Service Contract until the expiry of its term.

2.   HER SERVICE OFFERINGS

2.1 The services available from HER are set out in HER's Services Catalogue, as published from time to time, and may be ordered in accordance with Clause 3 below.

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FRAMEWORK AGREEMENT - FINAL VERSION


3.   PROVISION OF SERVICES

3.1 CUSTOMER may order Transmission Services in accordance with the provisioning process described in the Service Level Agreement by placing orders. The Initial Service Contract is attached as Schedule 3.

3.2 Each Service Order Form is subject to acceptance by HER. Once an order is signed by both parties, it shall constitute a binding Service Contract. Under the terms of this Agreement CUSTOMER agrees that Service Contracts may be entered into between HER and any of CUSTOMER Subsidiaries listed in Appendix B. Customer further agrees that CUSTOMER shall remain liable at all times for the performance of the obligations undertaken by the CUSTOMER Subsidiaries under such Service Contracts without HER first having to seek any recourse against the Subsidiaries. In particular, HER shall be entitled to direct invoices for services rendered to those Subsidiaries to CUSTOMER and CUSTOMER shall be liable to pay those invoices.

3.3 CUSTOMER agrees to purchase and HER agrees to provide the Transmission Services identified in each Service Contract, on the terms and conditions of this Agreement.

3.4 All Service Contracts shall be governed by the terms and conditions of this Agreement provided that in the event of inconsistency the Service Contract shall prevail in relation to the Services to which that Service Contract relates.

3.5 CUSTOMER may state on each Service Order a Requested Delivery Date. HER shall not be obliged to provide a Committed Delivery Date until two months prior to the Requested Delivery Date. The Committed Delivery Date shall then bind HER and HER's failure to meet that date shall, subject to Clause 6.6, entitle the CUSTOMER to Credits in accordance with Clause 6.3(a).


4.   CUSTOMER OBLIGATIONS

4.1  CUSTOMER agrees:

     (a) to pay the Charges provided for in each Service Contract in accordance with the provisions of Clause 5.

     (b) to provide HER and its contractors with all reasonable access to its POPs and any other premises to enable HER to carry out its obligations under this Agreement and Service Contracts.

     (c) to comply with all relevant local, national and supranational laws in each jurisdiction in which HER provides Transmission Services to CUSTOMER.


5.   CHARGES AND BILLING

5.1 Charges may include both a non-recurring element and a recurring element. The Charges will be set out in each Service Contract.

5.2 Non-recurring Charges (where applicable) are due and payable within 10 working days of the Actual Service Delivery Date.

5.3 The recurring Charges are due and payable in twelve equal installments following receipt of the relevant invoices from HER. The first such payment is due and payable on the date of service commencement under the relevant Service Contract. Subsequent payments are due and payable at calendar monthly intervals, on the first day of the relevant month. Where in


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FRAMEWORK AGREEMENT - FINAL VERSION

     any calendar month the Transmission Services are to be provided for a period less than a full calendar month, the monthly recurring Charges shall be pro-rated accordingly.

5.4 Charges are exclusive of VAT and other consumption taxes, unless otherwise stated.

5.5 All payments are to be made net of charges and in the currency specified in the Service Contract and are to be made to the Bank specified by HER. Any change in the specified Bank will be communicated to CUSTOMER no later than ten working days prior to the due date of the next payment.

5.6 Where any payment is expressed to be "due and payable" on a particular date, payment shall be credited to HER's bank account by that date. Payments shall only be deemed to have been made on the Value Date in respect of such payment.

5.7 HER represents to CUSTOMER that all Transmission Services provided by HER to CUSTOMER under this Agreement are provided at prices and upon terms that are no less favourable to CUSTOMER than the prices and terms offered by HER to its most favoured customers for substantially similar services, subject to volume discounts, payment conditions, contract duration, service levels, flexibility and other terms which materially affect pricing. HER will adjust its prices as necessary to remain in compliance with this commitment on a going forward basis.

5.8 If CUSTOMER fails to pay any Charges due within 30 days of the due date for payment, HER shall, without prejudice to any other rights or remedies it might have, be entitled to charge CUSTOMER interest on all sums due at the rate of 1.5 per cent per month. Such interest shall be charged from the date payment becomes due until the Value Date (both before and after judgement) and shall accrue on a daily basis.

5.9 If CUSTOMER should terminate a Service Contract prior to the end of the initial term specified therein, CUSTOMER shall pay HER in addition to any Charges outstanding a cancellation charge equal to 25% of the Charges which would have been payable on that Service Contract had it run its full term.

6.   SERVICE QUALITY

6.1 Transmission Services shall be provided in accordance with the Service Level Guarantees in Schedule 1. HER shall use reasonable endeavours to provide the Transmission Services in accordance with the Service Level Agreement in Schedule 2.

6.2 HER may from time to time vary the technical parameters applicable to services, whether specified in the Service Level Agreement or otherwise, so long as quality of service or the Service Level Guarantees are not adversely affected.

6.3  (a)    If Transmission Services fail to meet guaranteed Service Level
            Guarantees during any billing month, subject to 6.3(b), CUSTOMER shall be eligible for a credit against the Charges otherwise payable in respect of the relevant Link. The Service Level Guarantees and credits are detailed in Schedule 1.

     (b) In the event that Customer cancels a Service Contract under Clause 9.7.1, no credits shall be payable in respect of that Service Contract.

6.4 In no event shall the total credits payable under Clause 6.3 in respect of any single circuit exceed, in any given month, the Monthly Circuit Charges payable in respect of that circuit.

6.5 HER shall issue a credit note for any Credits to which the CUSTOMER is eligible within 30 days following the month in which the credit arose.


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FRAMEWORK AGREEMENT - FINAL VERSION

6.6 The Credits provided for in this Clause shall not apply to the extent that deviation from service levels or failure to meet a delivery date is due to:

     (a)  an event of Force Majeure;

     (b) an act or omission of CUSTOMER which constitutes a breach of this Agreement, including in the case of failure to comply with a delivery date, CUSTOMER's failure to cooperate in the timely completion of Acceptance Tests or CUSTOMER's inability to accept service.

6.7 Except in the case of Persistent Service Failures, CUSTOMER's only remedies for deviation from the Service Levels by HER or for failure by HER to meet a delivery date are the credits provided for in this Clause.

6.8 HER shall have the right from time to time to modify, extend, repair or replace any part of the Network, provided that, after completion of the work, the modification or replacement does not materially impair the provision of Transmission Service to CUSTOMER. The process for carrying out service affecting works is set out in the Service Level Agreement.

6.9 Save that there shall be no degradation in service quality, HER may route CUSTOMER traffic through facilities provided by a third party at its discretion and in particular, to connect CUSTOMER's POPs, to HER's POPs or to maintain service levels.

7.   LIABILITY

7.1 Except in the case of death or personal injury, the maximum aggregate liability of either party to the other for any loss sustained by the other party (whether as a result of negligence or otherwise) in connection with anything done or omitted to be done under this Agreement or any Service Contract shall be ECU 200,000 per link affected in respect of any single incident or series of related incidents; subject to a maximum liability of HER under this Agreement or any Service Contract of ECU 1,000,000 for all incidents in any twelve-month period.

7.2 Neither party shall be liable to the other for any indirect or consequential loss or damage. For these purposes, "indirect or consequential loss or damage" includes, but is not limited to, loss of revenue, profit, anticipated savings, business or goodwill, loss or corruption or destruction of data.

8.   FORCE MAJEURE

8.1 Subject to Clauses 8.2 ad 8.3, a party shall not be held liable for failure in performing any of its obligations under this Agreement or a Service Contract if such failure is caused by or arises as a result of an event of Force Majeure.

8.2 The affected party shall promptly notify the other party in writing of the occurrence of an event of Force Majeure and the estimated extent and duration of its inability to perform its obligations.

8.3 Upon the cessation of the event of Force Majeure, the affected party shall promptly notify the other party in writing of such cessation and shall resume performance of tis obligations.

8.4 Both parties shall use reasonable endeavours to minimise the effects of an event of Force Majeure.


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9.   SUSPENSION AND EARLY TERMINATION

9.1 If a party (referred to herein as the "defaulting party") commits any material breach of a Service Contract (or a provision of this Agreement pertaining to a Service Contract) which, in the case of a breach capable of remedy, shall not have been remedied within thirty days (30) of a written request to do so being received from the other party, then the other party may terminate this Agreement and the relevant Service Contract immediately by giving the defaulting party notice in writing to that effect.

9.2 If a party (referred to herein as the "affected party") has ceased to perform its obligations under a Service Contract as a result of an event of Force Majeure for a period greater than thirty (30) days, the other party may terminate the relevant Service Contract immediately by giving the affected party notice in writing to that effect.

9.3 Either party may terminate this Agreement and the Service Contracts immediately upon giving notice to the other party in the event that the other party becomes bankrupt or insolvent; has sought protection from its creditors under any statute or legal process; has suffered or permitted a trustee, liquidator, receiver, receiver-manager or similar custodian to be appointed or to take possession of its property or assets; has voluntarily or involuntarily commenced proceedings for dissolution, liquidation or winding up; or has ceased to carry on business in the ordinary course.

9.4 On termination of this Agreement and/or any Service Contract, HER may require CUSTOMER, at one month's notice, to disconnect all or any customer facilities from the Network. If the termination occurs as a result of breach of this agreement by CUSTOMER, HER may carry out at CUSTOMER's own expense all remedial work necessary to restore the Network and POPs to full working order, to remove cables and apparatus from HER lands or premises and to make good any damage caused by so doing.

9.5 HER reserves the right to suspend the provision of services, and/or to disconnect customer facilities from the Network if, in HER's reasonable judgement, CUSTOMER's use of the Network may damage or disrupt the Network.

9.6 If CUSTOMER is at any time in breach of Clauses 4.1(a) or 4.1(c) and has failed to remedy such breach within 30 (thirty) days of written notice to do so, HER may suspend the performance of its obligations under any relevant Service Contract forthwith upon written notice to CUSTOMER without prejudice to its rights under this agreement and the relevant Service Contract, including its rights to payment. Notwithstanding any other provision of this Agreement, HER shall have no liability to CUSTOMER for any loss or damages it suffers as a consequence of such suspension.

9.7  If:

     9.7.1 the commencement of the Transmission Services under a Service Contract have been delayed beyond 6 weeks; or

     9.7.2 the Transmission Services provided under a Service Contract are subject to a Persistent Service Failure:

     CUSTOMER shall have the right to terminate the relevant Service Contract immediately, without incurring a cancellation charge or other penalty, by giving HER notice in writing to that effect.


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10.  CONFIDENTIALITY

10.1 Each party shall promptly supply to the other such information and assistance which the other may reasonably request to enable it to perform its obligations under this Agreement. Each party shall ensure that information provided to the other party in accordance or in connection with this Agreement is correct to the best of its knowledge at the time it is provided.

10.2 Each party shall keep in confidence all Confidential Information and will not (and will use its reasonable endeavours to ensure that its directors, employees, officers, servants, agents, Associates and professional advisers will not) disclose such information to any third party other than in accordance with this Agreement. Each party shall exercise no lesser degree of care in relation to Confidential Information than it would apply to its own confidential information.

10.3 The following disclosures shall not constitute a breach of Clause 10.2:

     (a)  a disclosure authorised in writing;

     (b) a publication of Confidential Information in accordance with a statutory or other regulatory requirement or pursuant to an order of a competent court or tribunal;

     (c) a disclosure made to any regulator or any expert or arbitrator appointed in accordance with the provisions of this Agreement to the extent that such disclosure is a legal requirement; or

     (d) a disclosure made to professional advisors or persons bona fide considering investing in either party whether by capital investment, loans or other means provided that the recipient has agreed to be bound by the restrictions contained in Clauses 10.2, 10.3 and 10.4 in the same manner as if it were a party to this Agreement.

10.4 The provisions of Clause 10.2 do not apply to any Confidential Information which:

     (a) enters into the public domain other than by reason of a breach of this Agreement;

     (b) is known to the party to which it is disclosed at the time of its disclosure;

     (c) is independently generated, developed or discovered at any time by or for the party to which it is disclosed;

     (d) is disclosed by a third party without any restriction on further disclosure; or

     (e) is necessary for the purposes of permitting a party to perform its obligations under this Agreement or a Service Contract provided that any third party which receives Confidential Information pursuant to this provision has agreed to be bound by the restrictions contained in Clauses 10.2, 10.3 and 10.4 (a)-(e) in the same manner as if it were a party to this Agreement.

     (f) Is required to be disclosed to any stock exchange, regulator or similar authority

10.5 Confidential Information shall only be used for the purposes for which it was disclosed and/or for the purposes of performing the obligations of the parties under this Agreement or a Service Contract.

10.6 The obligations of confidentiality in this Clause 10 shall continue for 5 years following the termination of this Agreement.



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FRAMEWORK AGREEMENT - FINAL VERSION



10.7 Neither party shall make any press announcements concerning this Agreement or a Service Contract or publicise this Agreement or a Service Contract in any way without the prior written consent of the other party.

11.  INTELLECTUAL PROPERTY RIGHTS

11.1 Nothing in this Agreement or a Service Contract shall be construed as conferring any licence to intellectual property or as an assignment of the intellectual property rights of one party to the other party.

11.2 CUSTOMER shall indemnify and save HER harmless from any loss, damage, liability or expense incurred by HER arising out of any infringement of the intellectual property rights of third parties related to CUSTOMER's use of the Network or of the services provided by HER pursuant to this Agreement.

11.3 HER shall indemnify and save CUSTOMER harmless from any loss, damage, liability or expense incurred by CUSTOMER arising out of any infringement of the intellectual property rights of third parties by HER related to HER's operation of the Network or the provision of services to CUSTOMER pursuant to this Agreement.

12.  ASSIGNMENT

12.1 This Agreement and the Service Contracts are personal to the parties hereto and neither party shall without the prior consent in writing of the other assign, charge or otherwise deal with the whole or any part of this Agreement or a Service Contract or its rights or obligations under this Agreement or a Service Contract without the consent to the other party.

12.2 In the event of an assignment under Clause 12.1, the assignor shall provide not less than fourteen days prior notice in writing of such assignment to the other party and the assignee shall enter into an agreement with the other party whereby the assignee shall agree to be bound by the terms of this Agreement or the relevant Service Contract, as appropriate, and if required by the other party the assignor shall guarantee the performance of this Agreement or the relevant Service Contract, as appropriate, by the assignee.

12.3 Notwithstanding Clause 12.1, either party may assign this Agreement or any Service Contract to an Associate without the consent of the other, or to a lender as security for the repayment of loans or an Associate, but in the case of such an Assignment the original party shall remain liable for performance of the terms of this Agreement and the relevant Service Contract, unless otherwise agreed in writing.

13.  DEFINITION AND INTERPRETATION

13.1 In this Agreement and Service Contracts, words and expressions shall have the meanings ascribed to them in Appendix A.

13.2 All documentation exchanged between the parties pursuant to this Agreement shall be in English.

13.3 The following documents form part of this Agreement, and any inconsistencies between them shall be resolved by giving them the following order of precedence, unless expressly stated to the contrary:

     (a)  the Service Contracts entered into pursuant to this Agreement,



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FRAMEWORK AGREEMENT - FINAL VERSION



     (b) the main body of this Agreement and Appendix A but excluding the Schedules,

     (c)  the Service Level Guarantees (Schedule 1), and

     (d)  other Schedules.

13.4 References in this Agreement to HER and CUSTOMER shall include their respective employees, agents, successors (whether by operation of law or otherwise) and permitted assigns.

13.5 Headings are included in this Agreement for ease of reference only and shall not affect the interpretation or construction of this Agreement.

14.  ENTIRE CONTRACT

     This Agreement represents the entire understanding between the parties in relation to the provision of the Services and supersedes all other agreements and representations, whether oral or in writing.

15.  VARIATION

     No variation, modification or addition to or cancellation of any provision of this Agreement or a Service Contract shall be effective unless agreed in writing by a duly authorised representative of HER and CUSTOMER.

16.  NO WAIVER

16.1 Failure by either party at any time to enforce any of the provisions of this Agreement or a Service Contract shall neither be construed as a waiver of any rights or remedies hereunder nor in any way affect the validity of this Agreement or a Service Contract or any part of them, and no waiver of a breach of this Agreement or a Service Contract shall constitute a waiver of any subsequent breach.

16.2 Termination of this Agreement or a Service Contract shall not operate as a waiver of any breach by a party of any of the provisions thereof and shall be without prejudice to any rights or remedies of either party which may arise as a consequence of such breach or which may have accrued hereunder up to the date of such termination.

16.3 No waiver of a breach of this Agreement or a Service Contract shall be effective unless given in writing.

17.  NO PARTNERSHIP

     Nothing in this Agreement or a Service Contract shall be deemed to constitute a partnership or joint venture between the parties or to constitute one party the agent of the other for any purpose whatsoever.

18.  SURVIVAL

     Notwithstanding anything in Clause 1.2, the provisions of this Clause and Clauses 6.8, 7.8, 9.4, 9.6, 10.6, 19, 20 and 21 shall survive termination of this Agreement.



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FRAMEWORK AGREEMENT - FINAL VERSION

19.  SEVERABILITY

19.1 The invalidity of unenforceability for any reason of any part of this Agreement or of any Service Contract shall not prejudice or affect the validity or enforceability of the remainder of this Agreement.

19.2 If further lawful performance of this Agreement or any Service Contract or any part of them shall be made impossible by the final judgement or final order of any court of competent jurisdiction, commission or government agency or similar authority having jurisdiction over either party, the parties shall forthwith use their best endeavours to agree amendments to this Agreement or the relevant Service Contract so as to comply with such judgement or order or resume performance.

20.  NOTICES

20.1 Except in cases where the Service Level Agreement makes express provision otherwise, any notice given under this Agreement shall be in writing and sent or delivered to the address of the recipient party given in this Agreement (or as from time to time otherwise notified) by:

     o facsimile transmission, in which case it will be deemed received when sent;

     o hand (including courier), in which case it will be deemed received when delivered;

     o air mail (where appropriate), in which case it will be deemed received 5 days after posting; or

     o ordinary first class mail (where the recipient is within the same jurisdiction as the sender) in which case it will be deemed received 2 days after posting.

20.2 Any notice or communication sent by post shall be deemed to have been delivered on the second day following posting on which postal delivery is available and in proving posting it shall be sufficient to show that the envelope containing such notice or communication was properly addressed, stamped and posted.

20.3 Either party may amend its address and facsimile number specified in Clause 20.1 by written notice to the other party.

21.  DISPUTE RESOLUTION AND GOVERNING LAW

21.1 Any dispute, controversy or claim arising under, out of or relating to this Agreement or any Service Contract, including any questions regarding its existence, or termination shall first be referred for resolution in accordance with the escalation procedure set out in the Service Level Agreement.

21.2 This Agreement and Service Contracts shall be governed by and construed in accordance with English law.

21.3 The parties hereby submit to the exclusive jurisdiction of the English Courts and waive any objection to proceedings in such courts on the grounds of venue or on the grounds that proceedings have been brought in an inconvenient forum.


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FRAMEWORK AGREEMENT - FINAL VERSION

     AS WITNESS the hands of the duly authorised representatives of the parties
     at                         on the date first above written.
        -----------------------



          /s/ PETER MAGNUS
     --------------------------------)  for and on behalf of
                                     )  HERMES EUROPE RAILTEL B.V.
                                     )
              PETER MAGNUS           )
     --------------------------------)


         /s/ PAUL W. CHISHOLM
     --------------------------------)  for and on behalf of
                                     )  COLT TELECOM GROUP PLC
                                     )
             PAUL W. CHISHOLM        )
     --------------------------------)



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FRAMEWORK AGREEMENT - FINAL VERSION

                                   APPENDIX A


In this Agreement, including the Schedules, words and expressions shall have the meanings ascribed to them below:

"Actual Service Delivery
Date"                         as defined in Schedule 2, paragraph 3.

"Associate"                   in relation to any body corporate, any Holding
                              Company or Subsidiary of such body corporate or other subsidiary of any such Holding Company.

"Charges"                     the Charges set out in each Service Contract.

"Committed Delivery Date"     the dated provided by HER for the provision of
                              Transmission Services and set out in each Service
                              Contract.

"Confidential Information"    all information of any nature, provided by one
                              party to the other in connection with this Agreement save for information which the originating party has expressly identified as being non-confidential.

"Credits"                     the credits calculated in accordance with the
                              Service Level Guarantees.

"Force Majeure"               any cause beyond a party's reasonable control
                              affecting its performance of its obligations hereunder including but not limited to acts of God, insurrection or civil disorder, war or military operations, national or local emergency, acts or omissions of Government or regulatory authority, industrial disputes of any kind (not involving that party's employees), fire, flood, lightning, explosion, subsidence, inclement weather, acts or omissions of persons or bodies for whom the affected party is not responsible.

"HER Points of Presence
or POPs" nodes or cable terminating points on the Network which are designated by HER.

"Holding Company"             a holding company as defined in Sections 736 and
                              736A Companies Act 1985 (England).

"Initial Service Contract"    the Service Contract entered into on the date of
                              this Agreement between HER and COLT
                              Telecommunications (a Subsidiary of CUSTOMER) and attached at Schedule 3.

"Link" a transmission path between two termination points identified in a Service Contract.

"Monthly Circuit Charges"     the recurring charges set out in each Service
                              Contract.

"Network"                     the Hermes Europe Railtel TransEuropean SDH
                              Network.



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"Persistent Service Failure"     a failure to perform in accordance with the
                                 guaranteed Service Level for three consecutive months.

"Service Contract"               a contract created by the acceptance of HER of
                                 Service Order.

"Service Level Guarantees"       quality of service levels for Transmission
                                 Services as defined in Schedule 1.

"Service Order"                  an order placed by CUSTOMER in accordance with
                                 the terms of this Agreement.

"Services Catalogue"             the document describing the services available
                                 from HER as published by HER from time to time.

"Subsidiary"                     a subsidiary as defined in section 736 and
                                 736A Companies Act 1985 (England).

"Transmission Services"          The services provided by HER in accordance
                                 with each Service Contract, which at the time of entering into this Agreement may include, Ring Service, Basic, Standard, Premium or VIS
                                 Services as those terms are defined in the Services Catalogue.

"Value Date"                     the date upon which the transfer of the Charges
                                 is completed: that is, the Charges appear as a credit on HER's bank account.

FRAMEWORK AGREEMENT - FINAL VERSION


                                   APPENDIX B

                             CUSTOMER SUBSIDIARIES

1.       COLT Telecommunications
2.       COLT Telecom GmbH
3.       COLT Telecommunications France SAS
4.       COLT Telecom Espana S.A.
5.       COLT Telecom A.G.
6.       COLT Telecom S.A.

FRAMEWORK AGREEMENT - FINAL VERSION


                                   SCHEDULE 1

                            SERVICE LEVEL GUARANTEES


1.       DELIVERY OF SERVICE

1.1      Service Delivery Guarantees

Service Level           Guarantee                Credits Calculation if service level is
                                                 not met
----------------------------------------------------------------------------------------
Service Delivery Date   By Committed Delivery    5% of Non-Recurring Charge per
                        Date                     week delay
----------------------------------------------------------------------------------------

The committed delivery date is stated in each Service Contract. HER is considered to have met this date if on or before then HER has issued the "HER BIS Test Report" to customer as part of the handover procedure (see schedule 2). HER shall be entitled to revise the committed delivery date after it has provided a signed service order to the customer if HER is unable to access CUSTOMER POP in a timely manner during either installation or BIS testing processes.

For the avoidance of doubt if BIS testing performed by CUSTOMER is unsuccessful, and this is verified as a problem caused by HER, then the Actual Delivery Date will be revised accordingly.

1.2      Cancellation rights

If HER has not delivered the Transmission Service within 6 weeks of the Committed Delivery Date, CUSTOMER is entitled to cancel the Service Contract, in lieu of Credits but without any cancellation charge applying.

2.       SERVICE AVAILABILITY

HER offers guarantees on the availability of Ring Service as set out below.

Service Level           Guarantee                Credits Calculation if service level is
                                                 not met
----------------------------------------------------------------------------------------
Availability            99.9 - 99.5              10% of monthly Ring Charges
(monthly)               Below 99.5 - 99.0        20% of monthly Ring Charges
                        Below 99.0 - 97.5        40% of monthly Ring Charges
                        Below 97.5              100% of monthly Ring Charges
----------------------------------------------------------------------------------------

The Ring Service is considered unavailable if two or more VC4 paths on the Ring are not available and availability is measured accordingly.

Availability is calculated on a monthly basis as follows:

                 (Total time - Sum of all events of unavailable
                  time as agreed during fault clearance) x 100
                  ---------------------------------------------
                                  Total time.

FRAMEWORK AGREEMENT - FINAL VERSION


Per event, unavailable time begins at time of CUSTOMER problem reporting, or HER problem detection, whichever is earlier. Unavailable time ends as agreed between HER and CUSTOMER during fault clearance; this is documented in the "Fault Clearance Report". (see schedule 2) Unavailable time is measured between HER demarcation of responsibility points as defined on HER Service Order. Planned works and outages prolonged by inability to access CUSTOMER POP are excluded.

Months are calendar months.

FRAMEWORK AGREEMENT - FINAL VERSION


                                   SCHEDULE 2

                            SERVICE LEVEL AGREEMENT

1.   PURPOSE OF THE AGREEMENT

This document sets out agreed standards and procedures for the provisioning (service delivery) and operations (fault and performance management) of Transmission Services provided by HER to CUSTOMER.

This agreement also sets out measurable entities that allow periodic reviews of the quality of provisioning and operations of HER transmission services.

2.   DEFINITIONS & ABBREVIATIONS

Access Network      Network between HER PoP and CUSTOMER PoP
ADM                 Add/Drop Multiplexer
Backbone            HER network between two HER PoPs
BIS                 Bringing-Into-Service
CS                  Customer Services
CSC                 Customer Services Centre
ES                  Errored Seconds
SES                 Severely Errored Seconds
G.826               ITU-T Recommendation G.826
HER                 Hermes Europe Railtel
ITU                 International Telecommunications Union
M.2100              ITU-T Recommendation M.2100
M.2101              ITU-T Recommendation M.2101
M.2120              ITU-T Recommendation M.2120
NOC                 Network Operations Centre
OPS                 Operations
PDH                 Plesiochronous Digital Hierarchy
SDH                 Synchronous Digital Hierarchy
POP                 Point of Presence
SLA                 Service Level Agreement

Definitions contained in the Framework Agreement also apply.

3.   SERVICE DELIVERY

3.1  General Principles

This section covers the period between receipt of HER Service Order Form and handover of acceptance-tested operational service. This process will be managed through single points of contact from both CUSTOMER and HER.

3.2  Specific Customer Design

A Customer Design will be prepared by HER in cooperation with CUSTOMER; this will be coordinated through single points of contact. The agreed design will be annexed to Schedule 3.

FRAMEWORK AGREEMENT - FINAL VERSION


3.3  INSTALLATION

HER will co-ordinate with CUSTOMER-specified contact persons all installation activities, and CUSTOMER is responsible to provide building access in a timely manner to ensure on-time service delivery. Depending on the contracted service, this may include:

o    Equipment installation in HER POP
o    Cabling to agreed demarcation point

3.4  ACCEPTANCE TESTING AND COMMISSIONING

HER acceptance tests are in accordance with ITU recommendations M.2100 and M.2101.

Before handing over the circuit to the customer, a 24 hours Bringing-Into-Service (BIS) test will be performed.

This BIS test is performed with a test equipment (TE) at each end. These TE are connected at the demarcation points of the service (including all cabling).

For STM-1/VC4 services, the errors and alarms of the STM-1 interconnecting sections are measured, as well as of the VC-4 path.

Following parameters are measured:

Errored Seconds(ES)
Severely Errored Seconds (SES)
Unavailable Seconds (US)

In addition the round trip delay is measured.

The following values are taken for the BIS performance limits of the VC4 path, based on 2% allocation (Backbone service):


    -------------------------------------------------------------------------
                                             S1                  S2
    -------------------------------------------------------------------------
                    Allocation          ES        SES       ES        SES
    -------------------------------------------------------------------------
     LON-PAR           2%                9         0        26         3
    -------------------------------------------------------------------------
     FRA-PAR           3%               16         0        36         4
    -------------------------------------------------------------------------
     FRA-LON           3%               16         0        36         4
    -------------------------------------------------------------------------

If the measurement indicates values below S1, the BIS is considered successful and the path accepted.

If the measurement indicates values between S1 and S2, the test is extended to 7 days (thresholds x 7).

If the measurement indicates values above S2, the BIS is not successful and corrective action is taken.

3.5  HANDOVER

Upon successful results from HER BIS testing, a certificate with detailed measurements as per M.2100, M.2101, and M.2110 including the measured round-trip network added delay will be provided to CUSTOMER (see Appendix 1 for format and BIS target values).

FRAMEWORK AGREEMENT - FINAL VERSION

CUSTOMER shall have 72 hours, measured from the "Actual Service Delivery Date" to perform its internal testing. On customer acceptance or at end of this period, (whichever is earlier), billing of the recurring charges shall commence unless CUSTOMER notifies HER that CUSTOMER'S tests have failed, and this is due to a problem with the Transmission Service. In this case HER will investigate the problem and restart the Acceptance Testing and Commissioning procedure.

3.6 SERVICE DELIVERY ESCALATION

If the stated delivery standards in sections 3.1-3.8 of this document are not met, the following escalation sequence should be used to find a satisfactory solution:


-------------------------------------------------------------------------------------------------------
CONTACT                 NAME                    TEL. NO.               FAX NUMBER        TEL. NO. AFTER
LEVEL                                                                                    HOURS
-------------------------------------------------------------------------------------------------------
1st Level           Bruno Mahieux            32-2-658-5219            32-2-658-5107       32-2-658-5252
                    CS Manager
-------------------------------------------------------------------------------------------------------
2nd Level           John Shearing            32-2-658-5260            32-2-658-5107       32-2-658-5252
                    Operations Director
-------------------------------------------------------------------------------------------------------
3rd Level           Jan Loeber               32-2-658-5205            32-2-658-5108       32-2-658-5252
                    Managing Director
-------------------------------------------------------------------------------------------------------

4.   FAULT MANAGEMENT

4.1  24 Hrs/7 Days Fault Reporting Contact

HER will log all faults in its Problem Management System within 5 minutes of the fault being detected by the HER Network Operations Centre or reported by CUSTOMER.

All faults shall be reported by phone to the HER Customer Service Centre. When the local access network is provided by HER, either through "Integrated" or "One-Stop Shop" service, note that local access providers must not be contacted directly. This to ensure a single point (the HER CSC) controls all activities.

Phone:                   32-2-658-5252

Toll free from NL:       060-22-93-09
Toll free from BE:       0800-966-88
Toll free from UK:       0800-96-91-91

Fax:                     32-2-658-5105

All faults detected by HER shall be reported to a single CUSTOMER point of contact being:

Network Control Centre (NCC)
COLT Telecommunications
Bishopsgate Court
Norton Folgate
London E1 6DQ
United Kingdom
Tel. (UK freephone) - 0800 390 151
Tel. (Other) - 44/171 390 39 50
Fax. 44/171 390 13.

FRAMEWORK AGREEMENT - FINAL VERSION




The fault management procedure will be discussed with the customer prior to service activation and may be subject to fine tuning, depending also on the specific technical network management capabilities of the CUSTOMER and Access Networks.

4.2       Fault Reporting Procedure/Information

4.2.1     HER to CUSTOMER
          HER will phone CUSTOMER within 15 minutes of problem detection and provide:

          o    ID's of affected paths
          o    start time of problem
          o    nature of problem (degraded/down)
          o    HER trouble-ticket reference number
          o    estimated time to repair (if problem is still not solved)

4.2.2     CUSTOMER to HER
          CUSTOMER will contact HER CSC; for expediency purposes, phone contact is preferable. CUSTOMER should provide the following details:

          o    contact details
          o    CUSTOMER trouble-ticket reference
          o    nature of problem (degraded/down)
          o    ID's of affected paths
          o    start time of problem
          o    can service be taken down for testing?

          HER will immediately log the report in a trouble-ticket, provide the trouble-ticket reference number, and begin fault localisation. HER will contact CUSTOMER within 15 minutes with a problem description, and an estimated time to repair (if problem is still not solved).

4.3       Fault Repair

Fault repair will be done using the non-service degrading tests to diagnose and correct the problem; service degrading tests will be done after consent from CUSTOMER. These may include:

o    service interruption
o    intrusive tests to CUSTOMER equipment

HER will update CUSTOMER every 30 mins. or as otherwise agreed until problem is repaired.

4.4       CUSTOMER Site Access for fault management

In case the demarcation point of the service (as specified in the Service Contract and/or the Customer Design) is within the customer premises, the customer must provide 24-hour access to its premises to HER and/or Local Access Provider personnel in order to perform tests. They will follow the security procedures specified by the Customer before service activation. HER will provide the Customer with identification details of the person(s) arriving, and tests to be performed.

FRAMEWORK AGREEMENT - FINAL VERSION




4.5       Fault Clearance Procedure

After service is repaired, HER will monitor for 10 mins. If service is stable, HER will report fault clearance to CUSTOMER within 5 minutes. Upon CUSTOMER agreement, the trouble-ticket will be cleared, and HER will provide CUSTOMER with a written Fault Clearance Notification within 24 hours (see Appendix 2). This will contain:

o    fault ticket number
o    time of fault clearance
o    cause of the fault
o    agreed outage duration
o    agreed performance degradation
o    corrective action taken

Fault clearance details are included in the monthly performance report, and are used to calculate the service availability. If the service is reported as being degraded, and HER and CUSTOMER agreed to take the service down for testing, the duration of the outage for testing shall not count as downtime in the monthly availability calculation, unless otherwise agreed by HER.

4.6       Escalation

4.6.1     CUSTOMER Escalation

If the problem is not being addressed in a satisfactory manner, an escalation procedure with 4 contact levels is available for the customers. The sequence should be the one specified in the following table; the timing is left to the Customer discretion; the Customer should however take into consideration the timing of the HER internal escalation procedure as described in 4.6.2.

Out of office hours, the Customer may request escalation through the CSC.

==============================================================================
CONTACT     CONTACT FUNCTION      TEL. NUMBER     FAX NUMBER    TEL. NO. AFTER
 LEVEL          & NAME(S)                                            HOURS
---------   -------------------  -------------   -------------  --------------
1st Level   Shift Leader         32-2-658-5252   32-2-658-5107  32-2-658-5252
---------   -------------------  -------------   -------------  -------------
2nd Level   Bruno Mahieux        32-2-658-5219   32-2-658-5107  32-2-658-5252
            CSC Manager
---------   -------------------  -------------   -------------  -------------
3rd Level   John Shearing        32-2-658-5260   32-2-658-5107  32-2-658-5252
            Operations Director
---------   -------------------  -------------   -------------  -------------
4th Level   Jan Loeber           32-2-658-5205   32-2-658-5108  32-2-658-5252
            Managing Director
==============================================================================


4.6.2     HER internal

The following escalation/awareness sequence will be used by HER as governed by duration of CUSTOMER service interruption.

FRAMEWORK AGREEMENT - FINAL VERSION



                    ====================================================
                    CONTACT        CONTACT FUNCTION          TIME SINCE
                    LEVEL                                   FAULT LOGGED
                    ---------      -------------------      ------------
                    1st Level      Shift Leader             Immediate
                    ---------      -------------------      ------------
                    2nd Level      NOC/CSC Manager          2 hrs.
                    ---------      -------------------      ------------
                    3rd Level      Operations Director      4 hrs.
                    ---------      -------------------      ------------
                    4th Level      Managing Director        12 hrs.
                    ====================================================

5.   PLANNED WORKS NOTIFICATION PROCEDURE

HER and Access Network providers will from time to time undertake scheduled service-affecting works. HER will inform CUSTOMER by fax containing the proposed time and date, duration, and description of any such works. If the proposed time and date are not acceptable, CUSTOMER must reply within 1 working day with a preferred alternative. If agreement cannot be reached, HER will decide the time and date at its discretion, but with the objective to minimise CUSTOMER inconvenience. CUSTOMER can choose to provide HER with preferred downtime windows within which HER will use reasonable endeavours to schedule service-affecting planned works (see Appendix 2).

Planned works scheduled with less than 15 days notice are considered as unavailable time unless otherwise agreed by CUSTOMER, and are included in the monthly service availability calculations. Planned works that exceed scheduled time are (insofar as the excess time is concerned) also included in the monthly service availability calculations.

CUSTOMER contact for planned works is:

Network Control Centre (NCC)
COLT Telecommunications
Bishopsgate Court
Norton Folgate
London E1 6DQ
United Kingdom
Tel. (UK freephone) - 0800 390 151
Tel. (Other) - 44/171 390 39 50
Fax. 44/171 390 30 13.

6.   REPORTING

This section details which measurable items will be reported in the monthly "Service Report." The individual items and their definitions are listed below. And example is provided in Appendix 3.

6.1  Service Performance

     6.1.1     Service Availability

     6.1.2     Time To Repair (per event)

FRAMEWORK AGREEMENT - FINAL VERSION




     HER will also provide CUSTOMER from time to time with historical data on time to repair. At the date of signing this Agreement the mean time to repair a network fault (equipment failure or fibre cut) is 4 hours. Such network faults should not be service affecting (unless no other path is available), but HER offers no guarantees in this regard other than set out in Schedule I.

6.2  Service Provisioning

     6.2.1     Actual Service Delivery Date

     The Actual Service Delivery Date is defined as after successful service acceptance test by HER and initial 'handover' to the customer.

6.3  Planned works notification

Notice provided     (actual days of notice provided in each case)
Duration            (actual duration of planned works versus expected duration)

HER will report the notice provided per instance of planned works, and whether the expected duration was exceeded. The targets for the provided notice is specified in chapter 5.

6.4  Performance Reporting Procedure

Performance reports containing all measures in this section, including detailed description of any faults, will be provided on a monthly basis to CUSTOMER contacts as specified by CUSTOMER.

APPENDICES:

1.   BIS Test Results

2.   Planned Works Notification

3.   Service Report

[LOGO]
HERMES EUROPE RAILTEL                                            SERVICES REPORT
Terhulpsesteenweg 6A
1560, Hoelaart, Belgium                                                 CUSTOMER
--------------------------------------------------------------------------------
                           REPORTING MONTH  MONTH/'97

1.  SERVICE INFORMATION

    1.1. REFERENCES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Circuit
Service   Type of                    Demarcation     Local     Circuit Capacity   Demarcation     Local      Capacity and  Delivery
 Order    service   HER Circuit ID     Point A    Access A ld  and interface/A       Point B   Access B ld   interface/B     Date
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


    1.2. HER AND CUSTOMER LOCATIONS

---------------------------------------------------
Company     Site Code     Address     City
---------------------------------------------------
---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

[LOGO]
HERMES EUROPE RAILTEL                                            SERVICES REPORT
Terhulpsesteenweg 6A
1560, Hoelaart, Belgium                                                 CUSTOMER
--------------------------------------------------------------------------------

2.  SERVICE LEVEL AGREEMENT PARAMETERS

    2.1. END TO END AVAILABILITY

-----------------------------------------------------
                              End to End Availability
Service                       -----------------------
Order      HER Circuit ID       July '97      YTD
-----------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------

Availability is rounded to the 2nd decimal digit.

    2.2. SERVICE DELIVERY PERFORMANCE:  MILESTONES

-----------------------------------------------------------------------------------------------------------------------------
                           Service Order   Customer
Service                     HER Receipt    Requested   HER Commitment    HER Committed   Actual Delivery
 Order   HER Circuit ID        Date          Date          Date          Delivery Date        Date         Billing Start Date
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


3.

[LOGO]
HERMES EUROPE RAILTEL                                            SERVICES REPORT
Terhulpsesteenweg 6A
1560, Hoelaart, Belgium                                                 CUSTOMER
--------------------------------------------------------------------------------
    TICKET REPORTING

----------------------------------------------------------------------------------------------------
         Cust                                                          HER       End to End
Ticket  ticket     HER         Problem     Date/Time    Date/Time   Unavailable  Unavailable
 nr       nr    Circuit ID   Description   Occurred      Solved       Time(1)     Time(2)     Cause
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

(1) HER Unavailable time          HER BackBone
(2) End-to-end Unavailable time   Local Access A + HER BackBone Local Access b


HER Backbone fibre cut events

-----------------------------------------
                  Number of     Within
HER Circuit ID      events    target (8b)
-----------------------------------------
-----------------------------------------

-----------------------------------------

[LOGO]
HERMES EUROPE RAILTEL                                            SERVICES REPORT
Terhulpsesteenweg 6A
1560, Hoelaart, Belgium                                                 CUSTOMER
--------------------------------------------------------------------------------

4.  PLANNED WORKS

----------------------------------------------------------------
            Performed Planned Works reported month
----------------------------------------------------------------
                                           Expected      Actual
HER Planned Works                          Downtime     Downtime
Reference           HER Circuit id         (hh:mm)       (hh:mm)
----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------
            Forthcoming Planned Works (Reminder)
----------------------------------------------------------------
                                           Expected     Expected
HER Planned Works                          Date/Time    Downtime
Reference           HER Circuit id           (UTC)       (hh:mm)
----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

FRAMEWORK AGREEMENT - FINAL VERSION                                 CONFIDENTIAL


                                   SCHEDULE 3

                             RING SERVICE CONTRACT

                                 (SEE ATTACHED)

                             CONFIDENTIAL TREATMENT

[HERMES EUROPE RAILTEL LOGO]                                  SERVICE ORDER FORM

--------------------------------------------------------------------------------

                                                         Service Order ID  COL01
                                                                          ------

1.   SERVICE TYPE

     RING SERVICE             SERVICE LEVEL

     Integrated     [X]       Premium    [ ]

     One-Stop Shop  [ ]       Standard   [ ]

2.   SERVICE CONFIGURATION

     Bandwidth      'A' end configuration       'B' end configuration      Framing
     ---------      ---------------------       ---------------------      -------
     2   [ ]        Interface & Connector       Interface & Connector      Framed   [ ]
                    ---------------------       ----------------------
     34  [ ]        STM-1 - Electrical          STM-1 - Electrical         Unframed [X]
                    ---------------------       ----------------------
     45  [ ]
     140 [X}

Details of the Service Levels and Service type are documented in the "HER Services catalogue". Additional details are annexed to this Service Order as "Service Design".

3.   SERVICE DELIVERY

     Requested Service Delivery Date    15/11/97
                                       ----------
     Committed Service Delivery Date               (to be filled by HER)
                                       ----------


Termination details 'A' end                                Termination details  'B' end
-----------------------------                              ----------------------------
     COLT DDF                      Pt. of demarcation       NTU - HER
                                                            ------------------------------
     COLT Telecom                  Address                  COLT Telecommunications France
-----------------------------                               ------------------------------
     City Forum                                             24 rue de chazelles
-----------------------------                               ------------------------------
     250 City Road
-----------------------------                               ------------------------------
                                   Floor & room number      2nd basement
-----------------------------                               ------------------------------
     London                        Postcode & City          75015 Paris
-----------------------------                               ------------------------------
     United Kingdom                Country                  France
-----------------------------                               ------------------------------
     Des Cample                    Contact Person           Sylvain Lambert
-----------------------------                               ------------------------------
     +44 171 390 36 34             Phone number             +33 1 44 29 55 96
-----------------------------                               ------------------------------
     +44 171 390 36 34             Fax number               +33 1 44 29 56 66
-----------------------------                               ------------------------------
     Dcample@colt-telecom.com      E-mail
-----------------------------                               ------------------------------

4.   PAYMENT TERMS


   Non-Recurring Charge                 Recurring Charge                   Billing period
--------------------------------    --------------------------------   --------------------------------
## MATERIAL OMITTED AND             ## MATERIAL OMITTED AND            ## MATERIAL OMITTED AND
SEPARATELY FILED UNDER A REQUEST    SEPARATELY FILED UNDER A REQUEST   SEPARATELY FILED UNDER A REQUEST
FOR CONFIDENTIAL TREATMENT          FOR CONFIDENTIAL TREATMENT         FOR CONFIDENTIAL TREATMENT
--------------------------------    --------------------------------   --------------------------------


      Contract Term                  Currency       VAT ra
--------------------------------     --------       ------
3 years from 15/11/97                   XEU
--------------------------------     ------------------------------------------------------------------

The charges quoted do not include VAT.

[HERMES EUROPE RAITEL LOGO]                                  SERVICE ORDER FORM

-------------------------------------------------------------------------------

                                                Service Order ID   COL01
                                                                 --------------


5.   CUSTOMER CONTACTS AND INFORMATION

     Commercial                                                   Billing
     ----------                                                   -------

     COLT Telecommunications                 Company name         COLT Telecommunications
-----------------------------------                              ------------------------------
     Bishopsgate Court                       Address              Bishopsgate Court
-----------------------------------                              ------------------------------
     4 Norton Folgate                                             4 Norton Folgate
-----------------------------------                              ------------------------------

-----------------------------------                              ------------------------------
     London E1 6DQ                           Postcode & City      London E1 6DQ
-----------------------------------                              ------------------------------
     United Kingdom                          Country              United Kingdom
-----------------------------------                              ------------------------------
     Hugh Wilson                             Contact Person
-----------------------------------                              ------------------------------
     +44 171 390 39 00                       Phone number
-----------------------------------                              ------------------------------
     +44 171 390 39 01                       Fax number
-----------------------------------                              ------------------------------
                                             E-mail
-----------------------------------                              ------------------------------
                                             VAT number
                                                                 ------------------------------

6.   HER CONTACTS

     Commercial                                                   Service Delivery
     ----------                                                   ----------------

     Arthur de Vries                         Contact Person       David Halcro
-----------------------------------                              ------------------------------
     +32 2 658 51 33                         Phone number         +44 171 531 60 74
-----------------------------------                              ------------------------------
     +32 2 658 51 11                         Fax number           +44 171 531 60 73
-----------------------------------                              ------------------------------
     +32 75 46 85 04                         GSM number           +32 75 97 43 56
-----------------------------------                              ------------------------------
     arthur.de.vries@herten.com              E-mail               david.halcro@herten.com
-----------------------------------                              ------------------------------

7.   SPECIAL CONDITIONS

     This service contract and service contracts COL02 and COL03 form part of the same agreement. A breach of any of these service contracts by a party shall allow the other party to terminate all of these service contracts.

     Payment under the service contract will vary upon implementation of service contracts COL02 and COL03 respectively.

     No credit under schedule 1 of the Framework Agreement (see below) is applicable until the implementation of the full ring service i.e. delivery under service contract COL03.

     Up to 28 days prior to the implementation of this service contract, COLT may propose an alternative ring configuration by written notice (provided the minimum number of connection points is 3). HER will consider the renewed configuration in good faith and notify COLT within 14 days of the adjustment in timescales and pricing required to fulfil this request. If COLT agrees to HER's response it shall confirm to HER within 7 days and the Service Contract will be amended accordingly.

[LOGO]

HERMES EUROPE RAILTEL                                         SERVICE ORDER FORM
--------------------------------------------------------------------------------

                                                       SERVICE ORDER ID  COL01
                                                                       ---------

8.   CUSTOMER DECLARATION & SIGNATURE

     No contractual commitment under this Service Order will arise until the Customer has provided written acceptance of the Committed Service Delivery Date by signing below. The Customer accepts that the terms and conditions of the Framework Agreement for the Provision of Transmission Services dated 24-11-97 between COLT Telecom Group plc and HER apply to this Service Order.


     Signed by a duly authorised representative     Signed by a duly authorised representative
     of the Customer                                of HER

     Signature /s/ PAUL W. CHISHOLM                 Signature /s/ PETER MAGNUS
               --------------------------------               --------------------------------

     Name      PAUL W. CHISHOLM                     Name      Peter Magnus
               --------------------------------               --------------------------------

     Date      24-11-97                             Date      24-11-97
               --------------------------------               --------------------------------

                             CONFIDENTIAL TREATMENT

[HERMES EUROPE RAILTEL LOGO]                                  SERVICE ORDER FORM

--------------------------------------------------------------------------------

                                                         Service Order ID  COL02
                                                                          ------

1.   SERVICE TYPE

     RING SERVICE             SERVICE LEVEL

     Integrated     [X]       Premium    [ ]

     One-Stop Shop  [ ]       Standard   [ ]

2.   SERVICE CONFIGURATION

     Bandwidth      'A' end configuration       'B' end configuration      Framing
     ---------      ---------------------       ---------------------      -------
     2   [ ]        Interface & Connector       Interface & Connnector     Framed   [ ]
                    ---------------------       ----------------------
     34  [ ]        STM-1 - Electrical          STM-1 - Electrical         Unframed [X]
                    ---------------------       ----------------------
     45  [ ]
     140 [X}

Details of the Service Levels and Service type are documented in the "HER Services catalogue". Additional details are annexed to this Service Order as "Service Design".

3.   SERVICE DELIVERY

     Requested Service Delivery Date    1/3/98
                                       ----------
     Committed Service Delivery Date               (to be filled by HER)
                                       ----------


Termination details 'A' end                                Termination details  'B' end
-----------------------------                              ----------------------------
                                   Pt. of demarcation       NTU - HER

-----------------------------                               ------------------------------
     Full details will be          Address                  COLT Telecommunications France
     provided before
-----------------------------                               ------------------------------
     the implementation                                     25 rue de Chazelles
-----------------------------                               ------------------------------

-----------------------------                               ------------------------------

                                   Floor & room number      2nd basement
-----------------------------                               ------------------------------
     Frankfurt                     Postcode & City          75017 Paris
-----------------------------                               ------------------------------
     Germany                       Country                  France
-----------------------------                               ------------------------------
                                   Contact Person           Sylvain Lambert
-----------------------------                               ------------------------------
                                   Phone number             +33 1 44 29 55 96
-----------------------------                               ------------------------------
                                   Fax number               +33 1 44 29 56 66
-----------------------------                               ------------------------------
                                   E-mail
-----------------------------                               ------------------------------

4.   PAYMENT TERMS


   Non-Recurring Charge                 Recurring Charge                   Billing period
--------------------------------    --------------------------------   --------------------------------
## MATERIAL OMITTED AND             ## MATERIAL OMITTED AND            ## MATERIAL OMITTED AND
SEPARATELY FILED UNDER A REQUEST    SEPARATELY FILED UNDER A REQUEST   SEPARATELY FILED UNDER A REQUEST
FOR CONFIDENTIAL TREATMENT          FOR CONFIDENTIAL TREATMENT         FOR CONFIDENTIAL TREATMENT
-------------------------------------------------------------------------------------------------------


    Contract Term                    Currency       VAT [ILLEGIBLE]
--------------------------------     --------       ------
3 years from 15/11/97                   XEU
-------------------------------------------------------------------------------------------------------

The charges quoted do not include VAT.

*The recurring charges incorporate the recurring charges under service contract COL01.

[HERMES EUROPE RAITEL LOGO]                                  SERVICE ORDER FORM

-------------------------------------------------------------------------------

                                                Service Order ID   COL02
                                                                 --------------
5.   CUSTOMER CONTACTS AND INFORMATION


     Commercial                                                   Billing
     ----------                                                   -------

     COLT Telecommunications                 Company name         COLT Telecommunications
-----------------------------------                              ------------------------------
     Bishopsgate Court                       Address              Bishopsgate Court
-----------------------------------                              ------------------------------
     4 Norton Folgate                                             4 Norton Folgate
-----------------------------------                              ------------------------------

-----------------------------------                              ------------------------------
     London E1 6DQ                           Postcode & City      London E1 6DQ
-----------------------------------                              ------------------------------
     United Kingdom                          Country              United Kingdom
-----------------------------------                              ------------------------------
     Hugh Wilson                             Contact Person
-----------------------------------                              ------------------------------
     +44 171 390 39 00                       Phone number
-----------------------------------                              ------------------------------
     +44 171 390 39 01                       Fax number
-----------------------------------                              ------------------------------
                                             E-mail
-----------------------------------                              ------------------------------
                                             VAT number
                                                                 ------------------------------

6.   HER CONTACTS

     Commercial                                                   Service Delivery
     ----------                                                   ----------------

     Arthur de Vries                         Contact Person       David Halcro
-----------------------------------                              ------------------------------
     +32 2 658 51 33                         Phone number         +44 171 531 60 74
-----------------------------------                              ------------------------------
     +32 2 658 51 11                         Fax number           +44 171 531 60 73
-----------------------------------                              ------------------------------
     +32 75 46 85 04                         GSM number           +32 75 97 43 56
-----------------------------------                              ------------------------------
     arthur.de.vries@herten.com              E-mail               david.halcro@herten.com
-----------------------------------                              ------------------------------

7.   SPECIAL CONDITIONS

     This service contract and service contracts COL01 and COL03 form part of the same agreement. A breach of any of these service contracts by a party shall allow the other party to terminate all of these service contracts.

     Payment under the service contract will vary upon implementation of service contracts COL01 and COL03 respectively.

     No credit under schedule 1 of the Framework Agreement (see below) is applicable until the implementation of the full ring service i.e. delivery under service contract COL03.

     Up to 28 days prior to the implementation of this service contract, COLT may propose an alternative ring configuration by written notice (provided the minimum number of connection points is 3). HER will consider the renewed configuration in good faith and notify COLT within 14 days of the adjustment in timescales and pricing required to fulfil this request. If COLT agrees to HER's response it shall confirm to HER within 7 days and the Service Contract will be amended accordingly.

[LOGO]

HERMES EUROPE RAILTEL                                         SERVICE ORDER FORM
--------------------------------------------------------------------------------

                                                       SERVICE ORDER ID  COL02
                                                                       ---------

8.   CUSTOMER DECLARATION & SIGNATURE

     No contractual commitment under this Service Order will arise until the Customer has provided written acceptance of the Committed Service Delivery Date by signing below. The Customer accepts that the terms and conditions of the Framework Agreement for the Provision of Transmission Services dated 24-11-97 between COLT Telecom Group plc and HER apply to this Service Order.


     Signed by a duly authorised representative     Signed by a duly authorised representative
     of the Customer                                of HER

     Signature /s/ PAUL W. CHISHOLM                 Signature /s/ PETER MAGNUS
               --------------------------------               --------------------------------

     Name      PAUL W. CHISHOLM                     Name      Peter Magnus
               --------------------------------               --------------------------------

     Date      24-11-97                             Date      24-11-97
               --------------------------------               --------------------------------

                             CONFIDENTIAL TREATMENT

[HERMES EUROPE RAILTEL LOGO]                                  SERVICE ORDER FORM

--------------------------------------------------------------------------------

                                                         Service Order ID  COL03
                                                                          ------

1.   SERVICE TYPE

     RING SERVICE             SERVICE LEVEL

     Integrated     [X]       Premium    [ ]

     One-Stop Shop  [ ]       Standard   [ ]

2.   SERVICE CONFIGURATION

     Bandwidth      'A' end configuration       'B' end configuration      Framing
     ---------      ---------------------       ---------------------      -------
     2   [ ]        Interface & Connector       Interface & Connnector     Framed   [ ]
                    ---------------------       ----------------------
     34  [ ]        STM-1 - Electrical          STM-1 - Electrical         Unframed [X]
                    ---------------------       ----------------------
     45  [ ]
     140 [X}

Details of the Service Levels and Service type are documented in the "HER Services catalogue". Additional details are annexed to this Service Order as "Service Design".

3.   SERVICE DELIVERY

     Requested Service Delivery Date    1/6/98
                                       ----------
     Committed Service Delivery Date               (to be filled by HER)
                                       ----------


Termination details 'A' end                                Termination details  'B' end
-----------------------------                              ----------------------------
                                   Pt. of demarcation       COLT DDF
                                                            ------------------------------
     Full details will be          Address                  COLT Telecom
     provided before
-----------------------------                               ------------------------------
     the implementation                                     City Forum
-----------------------------                               ------------------------------
                                                            250 City Road
-----------------------------                               ------------------------------
                                   Floor & room number
-----------------------------                               ------------------------------
     Frankfurt                     Postcode & City          London
-----------------------------                               ------------------------------
     Germany                       Country                  United Kingdom
-----------------------------                               ------------------------------
                                   Contact Person           Des Cample
-----------------------------                               ------------------------------
                                   Phone number             +44 171 390 36 34
-----------------------------                               ------------------------------
                                   Fax number               +44 171 390 36 34
-----------------------------                               ------------------------------
                                   E-mail                   Dcample@colt-telecom.com
-----------------------------                               ------------------------------

4.   PAYMENT TERMS


   Non-Recurring Charge                 Recurring Charge                   Billing period
--------------------------------    --------------------------------   --------------------------------
## MATERIAL OMITTED AND             ## MATERIAL OMITTED AND            ## MATERIAL OMITTED AND
SEPARATELY FILED UNDER A REQUEST    SEPARATELY FILED UNDER A REQUEST   SEPARATELY FILED UNDER A REQUEST
FOR CONFIDENTIAL TREATMENT          FOR CONFIDENTIAL TREATMENT         FOR CONFIDENTIAL TREATMENT

-------------------------------------------------------------------------------------------------------


    Contract Term                    Currency       VAT ra
--------------------------------     --------       ------
3 years from 15/11/97                  XEU

-------------------------------------------------------------------------------------------------------

The charges quoted do not include VAT.

*The recurring charges incorporate the recurring charges under service contracts COL01 and COL02

[LOGO]
HERMES EUROPE RAITEL                                          SERVICE ORDER FORM

-------------------------------------------------------------------------------

                                                Service Order ID   COL03
                                                                 --------------

5.   CUSTOMER CONTACTS AND INFORMATION

     Commercial                                                   Billing
     ----------                                                   -------
     COLT Telecommunications                 Company name         COLT Telecommunications
-----------------------------------                              ------------------------------
     Bishopsgate Court                       Address              Bishopsgate Court
-----------------------------------                              ------------------------------
     4 Norton Folgate                                             4 Norton Folgate
-----------------------------------                              ------------------------------

-----------------------------------                              ------------------------------
     London E1 6DQ                           Postcode & City      London E1 6DQ
-----------------------------------                              ------------------------------
     United Kingdom                          Country              United Kingdom
-----------------------------------                              ------------------------------
     Hugh Wilson                             Contact Person
-----------------------------------                              ------------------------------
     +44 171 390 39 00                       Phone number
-----------------------------------                              ------------------------------
     +44 171 390 39 01                       Fax number
-----------------------------------                              ------------------------------
                                             E-mail
-----------------------------------                              ------------------------------
                                             VAT number
                                                                 ------------------------------

6.   HER CONTACTS

     Commercial                                                   Service Delivery
     ----------                                                   ----------------
     Arthur de Vries                         Contact Person       David Halcro
-----------------------------------                              ------------------------------
     +32 2 658 51 33                         Phone number         +44 171 531 60 74
-----------------------------------                              ------------------------------
     +32 2 658 51 11                         Fax number           +44 171 531 60 73
-----------------------------------                              ------------------------------
     +32 75 46 85 04                         GSM number           +32 75 97 43 56
-----------------------------------                              ------------------------------
     arthur.de.vries@herten.com              E-mail               david.halcro@herten.com
-----------------------------------                              ------------------------------

7.   SPECIAL CONDITIONS

     This service contract and service contracts COL01 and COL02 form part of the same agreement. A breach of any of these service contracts by a party shall allow the other party to terminate all of these service contracts.

     Payment under the service contract will vary upon implementation of service contracts COL01 and COL02 respectively.

     No credit under schedule 1 of the Framework Agreement (see below) are applicable until the implementation of the full ring service.

     Up to 28 days prior the implementation of this service contract, COLT may propose an alternative ring configuration by written notice (provided the minimum number of connection points is 3). HER will consider the renewed configuration in good faith and notify COLT within 14 days of the adjustment in timescales and pricing required to fulfil this request. If COLT agrees to HER's response it shall confirm to HER within 7 days and the Service Contract will be amended accordingly.

[LOGO]

HERMES EUROPE RAILTEL                                         SERVICE ORDER FORM
--------------------------------------------------------------------------------

                                                       SERVICE ORDER ID  COL03
                                                                       ---------

8.   CUSTOMER DECLARATION & SIGNATURE

     No contractual commitment under this Service Order will arise until the Customer has provided written acceptance of the Committed Service Delivery Date by signing below. The Customer accepts that the terms and conditions of the Framework Agreement for the Provision of Transmission Services dated 24-11-97 between COLT Telecom Group plc and HER apply to this Service Order.


     Signed by a duly authorised representative     Signed by a duly authorised representative
     of the Customer                                of HER

     Signature /s/ PAUL W. CHISHOLM                 Signature /s/ PETER MAGNUS
               --------------------------------               --------------------------------

     Name      PAUL W. CHISHOLM                     Name      Peter Magnus
               --------------------------------               --------------------------------

     Date      24-11-97                             Date      24-11-97
               --------------------------------               --------------------------------

                             CONFIDENTIAL TREATMENT


Schedule 3-1:  SERVICE DESIGN FOR COLT RING SERVICE
               LONDON-PARIS-FRANKFURT                           VERSION 1.0
---------------------------------------------------------------------------

1.   TOPOLOGY

                                     [MAP]

            ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                         FOR CONFIDENTIAL TREATMENT ##








2.   CABLE ROUTING

          Following characteristics are valid for the cable routing:



            ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                         FOR CONFIDENTIAL TREATMENT ##


          Routes to Frankfurt: Complete cable diversity and diverse building entry.

                                             Limited distribution

                             CONFIDENTIAL TREATMENT


Schedule 3-1:  SERVICE DESIGN FOR COLT RING SERVICE
               LONDON-PARIS-FRANKFURT                           VERSION 1.0
---------------------------------------------------------------------------

3.   ARCHITECTURE


3.1  PHASE 1:  STM-1/VC4 LONDON - PARIS


                                     [MAP]

            ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                         FOR CONFIDENTIAL TREATMENT ##








3.2  PHASE IB AND 2:  ADD STM-1/VC4 FRANKFURT - PARIS


                                     [MAP]


            ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                         FOR CONFIDENTIAL TREATMENT ##

                                             Limited distribution

                             CONFIDENTIAL TREATMENT



SCHEDULE 3-1: SERVICE DESIGN FOR COLT RING SERVICE LONDON-PARIS-FRANKFURT
                                                                     VERSION 1.0
--------------------------------------------------------------------------------

3.3  PHASE 3: ADD STM-1/VC4 FRANKFURT-LONDON
              >CREATE "RING" SERVICE LON-PAR-FRA

                                     [MAP]

          ##MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                            CONFIDENTIAL TREATMENT##

4.   INTERFACES

          All interfaces will be G.703 STM-1 electrical.

5.   EPS

          The HER ADMs will have 1:4 EPS protection of the STM-1 electrical tributary cards.

6.   DEMARCATION POINTS

          The demarcation points (including connectors), are the commonly agreed demarcation points in the HER POPs:

          LON2: COLT DDF

          PAR2: HER DDF

          FRA2: Tbd

7.   REMARKS

          A more detailed design will be provided during the implementation phase.

          Optionally a full diversity could be created by using the two HER POPs I each city. In this case care should be given to the choice of the initial POPs to guarantee end-to-end diversity without having to reconfigure the circuits.

                           --------------------------
                              Limited distribution
                           --------------------------

SCHEDULE 3-1: SERVICE DESIGN FOR COLT RING SERVICE LONDON-PARIS-FRANKFURT
                                                                     VERSION 1.0
--------------------------------------------------------------------------------

                          ---------------------------
                              Limited distribution
                          ---------------------------